VK-HYM-SUMPRO-SUP 080919

Summary Prospectus Supplement dated August 9, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R5, R6 and Y shares of the Fund listed below:

Invesco High Yield Municipal Fund

This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.

As of the open of business on September 6, 2019, the Fund will limit public sales of its shares to certain investors. Please see the “Other Information – Limited Fund Offering” section of the statutory prospectuses for further information.

VK-HYM-SUMPRO-SUP 080919